UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 22, 2010 (July 21, 2010)

PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	0-12866	75-1907070
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS	76067
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(940) 325-3301

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2010, Dennis Maunder resigned from the Board of Directors and asked not to stand for election as director at our next shareholder’s meeting.  The Board of Directors accepted his resignation.  Mr. Maunder was chairman of our audit committee.

Item 8.01	Other Events.

In response to Mr. Maunder’s resignation, on July 21, 2010 the Board of Directors voted to set the Company’s number of directors at four.  The Board of Directors further voted to name Gary Havener as Chairman of the Audit Committee.

On July 21, 2010, the Board of Directors voted to change the fiscal year-end from May 31 to June 30 starting in 2011.

Item 9.01	Financial Statements and Exhibits

    (d) Exhibits.

Exhibit No.	Description

99.1	E-mail from Dennis Maunder to Garland Asher dated July 21, 2010

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHAZAR CORP

Date:	July 22, 2010	/s/ GARLAND P. ASHER
Garland P. Asher
President and Chief Executive Officer

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